a Series of Northern Lights Fund Trust

Ticker: PALIX

Supplement dated December 14, 2010, to Prospectus and Statement of Additional Information both dated June 1, 2010.

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At an in-person meeting held on December 13, 2010, the Fund's Board of Trustees approved the appointment of Fusion Investment Group, LLC ("Fusion"), located at 1001 Corporate Drive, Suite 255 Canonsburg, Pennsylvania PA  15317, to serve as investment adviser to the Fund.  A shareholder meeting will be held soon, at which meeting the shareholders will be asked to approve an investment advisory agreement with Fusion.  Fusion is currently managing the Fund pursuant to an interim advisory agreement ("Interim Agreement") between the Fund and Fusion.  Pursuant to the terms of the Interim Agreement, Fusion will manage the Fund’s investments on a day-to-day basis and will employ substantially the same investment strategies in managing the Fund’s assets.  The Interim Agreement took effect December 14, 2010 and will terminate April 13, 2011, or earlier if the investment advisory agreement is approved by shareholders representing a majority (as defined under the Investment Company Act of 1940, as amended) of shares of the Fund.

The investment advisory agreement between the Fund and Palantir Capital Management, Ltd., the Fund's adviser since inception, terminated automatically on December 13, 2010 when Palantir Capital Management, Ltd., assigned the investment advisory agreement with the Fund to Fusion Investment Group, LLC.  References to Palantir Capital Management, Ltd., in the Fund's Prospectus and Statement of Additional Information as the adviser are hereby replaced, in relevant part, with Fusion Investment Group, LLC.

Fusion Investment Group, LLC

Fusion provides investment advisory services to individuals and pooled investment vehicles such the Fund.  As of December 1, 2010, it had approximately $35 million in asset sunder management.

Portfolio Manager

Scott Dooley, CFA

Managing Director

Mr. Dooley has served as Managing Director of the Adviser since October 2006.  Previously, Mr. Dooley served as Managing Partner and Chief Investment Officer for Blue Vase Capital Management from June 2000 to September 2006.  Mr. Dooley holds a BS degree with Honors in Finance from Grove City College and an MBA from the University of Chicago - Booth School of Business.  Mr. Dooley has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and CFA Society of Pittsburgh.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated June 1, 2010, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling Shareholder Services at 1-866-977-2549 or by visiting www.palantirfunds.com.

Please retain this Supplement for future reference.